UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2021

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2021, Kimbell Royalty Partners, LP (the “Partnership”) issued a news release announcing its second quarter 2021 financial and operating results. A copy of the news release is attached hereto, furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 7.01.	Regulation FD Disclosure.

Also on August 5, 2021, the Partnership posted an updated investor presentation on its website. The presentation, titled “Fall 2021 Investor Presentation,” may be found at http://www.kimbellrp.com under the “Events and Presentations” section under the “Investor Relations” tab on the Partnership’s website. Investors should note that the Partnership announces financial information in filings with the Securities and Exchange Commission, press releases and public conference calls as well as on its website. The Partnership may use the “Investor Relations” and other sections of its website to communicate with investors and it is possible that the financial and other information posted there could be deemed to be material information.

The information contained in Item 2.02, Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	News release issued by Kimbell Royalty Partners, LP dated August 5, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: August 5, 2021